EXHIBIT 10.9

                        ENGINEERING ANIMATION, INC.

              1999 OFFICER PLAN NONQUALIFIED STOCK OPTION AGREEMENT

                                (NON-PLAN OPTION)

         THIS AGREEMENT is made as of the 27th day of December, 1999 (the "Grant Date") between ENGINEERING ANIMATION, INC., a Delaware corporation (the
"Company"), and Robert L. Cyr (the "Optionee").


                                   WITNESSETH:

         WHEREAS, the Board of Directors of the Company recognizes the value of granting stock options to employees of the Company as a means of attracting, retaining and rewarding persons of ability as key employees and motivating these employees to exert their best efforts on behalf of the Company; and

         WHEREAS, the Board of Directors of the Company (the "Board") has decided to grant to the Optionee an option to purchase shares of the Company's common stock, $0.01 par value per share ("Common Stock").

         NOW THEREFORE, the parties hereby agree as follows:

         1. Grant. The Company grants to the Optionee an option (the "Option") to purchase 80,000 shares of the Company's Common Stock at a per-share price of $8.282 (the "Option Price"), on the terms and subject to the conditions set forth in this Agreement.

         2.  Timing and  Duration  of  Exercise.  Subject to the  provisions  of
Section 3 of this Agreement, the duration of the Option shall be for the period beginning on the Grant Date and continuing through the close of business on the 10-year anniversary of the Grant Date (the "Option Period"). Except to the extent otherwise provided in this Agreement, the Optionee shall become vested in the Option as follows:

o Twenty thousand (20,000) shares shall vest as of each of the one-year, two-year, three-year, and four-year anniversaries of the Grant Date.

         The Option shall be exercisable by the Optionee at any time during the Option Period to the extent it is vested.


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         3.       Exercise in the Event of Death or Other Termination.
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                  (a) If the  Optionee  dies while an employee of the Company or terminates the employment relationship with the Company because of "permanent disability," as defined in Code Section 22(e)(3), the Option may be exercised, to the extent that the Optionee could have done so at the date of the Optionee's termination of employment because of death or permanent disability (i.e., to the extent the Option is vested at that time), by the person or persons to whom the Optionee's rights under the Option pass by will or applicable law, or if no such person has such right, by his/her executors or administrators, at any time, or from time to time, within one year after the date of such termination of employment or consulting or advisor relationship, but not later than the expiration date specified in Section 5(c) of this Agreement.

                  (b) If the Optionee's employment shall terminate due to "retirement" as defined below, the Optionee may exercise the Option, to the extent that the Optionee could have done so at the date of the Optionee's termination of employment due to retirement (i.e., to the extent the Option is vested at that time), at any time, or from time to time, within three months of such retirement but not later than the expiration date specified in Section 5(c) of this Agreement. If the Optionee dies following his/her retirement and prior to exercising the portion of the Option that has not expired as of the date of his/her death, then, notwithstanding the preceding sentence, that portion of the Option shall remain exercisable until the first to occur of the expiration date specified in Section 5(c) of this Agreement or one year after the date of the Optionee's death. "Retirement" for purposes of this Agreement shall mean the termination of the Optionee's employment on or after the date he/she attains age 65.

                  (c) Notwithstanding anything in this Section to the contrary, if the Optionee's employment relationship is terminated for cause, his/her ability to exercise any portion of the Option shall terminate on the date of his/her termination of employment. For this purpose, termination for "cause" means

                   (i) the  commission of an action  against or in derogation of the interests of the Company which, if proven in a court of law, would constitute a violation of a criminal code or similar law;

                  (ii)     divulging the Company's confidential information; or

                  (iii) the performance of any similar action that the Committee, in its sole discretion, may deem to be sufficiently injurious to the interest of the Company to constitute cause for termination.

(d) If the Optionee's employment is terminated for any reason other than those described in subsections (a), (b) or (c) of this Section, he/she may exercise the Option, to the extent that the Optionee could have done so at the date of the Optionee's termination of employment (i.e., to the extent the Option is vested at that time), at any time, or from time to time, within three months of the date of his/her termination of employment, consulting or advisor relationship, but not later than the end of the Option Period.

         4. Method of Exercise. The Option, or any part of it, shall be exercised by written notice directed to the Corporate Secretary of the Company at the Company's principal office in Ames, Iowa. Such notice must satisfy the following requirements:

                  (a) The notice must state the Grant Date, the number of shares of Common Stock subject to the grant, the number of shares of Common Stock with respect to which the Option is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered and the person's address and Social Security number (or if more than one person, the names, addresses and Social Security numbers of such persons).

                  (b) The notice shall be accompanied by check, bank draft, money order or other cash payment or by delivery of a certificate or certificates, properly endorsed, for shares of Common Stock equivalent in Fair Market Value on the date of exercise to the Option Price, or by a combination of cash and shares, in full payment of the Option Price for the number of shares specified in the notice.

                  (c)  The  notice  shall  contain  such   representations   and
         agreements as to the holder's investment intent with respect to such shares of Common Stock as may be satisfactory to the Board.

                  (d) The notice must be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Board, of the right of such person or persons to exercise the Option.

         The exercise may be with respect to any one or more shares of Common Stock covered by the Option, reserving the remainder for a subsequent timely exercise. The Company shall make prompt delivery of such shares; provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action; and provided further that the Company shall have no obligation to deliver any such certificate unless and until appropriate provision has been made for any withholding taxes in respect of such exercise. The Optionee may elect to surrender shares of Common Stock previously acquired by the Optionee or to have the Company withhold shares that would have otherwise been issued pursuant to the exercise of the Option in order to satisfy all or a portion of any such tax withholding obligation.

         5.       Termination of Option; Bar to Exercise.
                  --------------------------------------

                  (a) The Board may at any time terminate the Option if it shall, in the reasonable exercise of its judgment, find that the Optionee has disclosed, without the written consent of an authorized officer of the Company, to any person not employed by or engaged to render services to the Company, any confidential information of the Company or has engaged in competition with the Company or in any activities otherwise contrary to the best interests of the Company. The right to exercise this Option has been granted, and the compensation to be realized in the event of exercise has been provided, upon the express understanding that the Optionee shall refrain from engaging in any activities contrary to the best interests of the Company.

                  (b) The Option may not be exercised if such exercise could constitute a violation of any applicable federal, state or other law or regulation.

                  (c) The Option may not be exercised after the last day of the Option Period, as defined in Section 2 of this Agreement, subject to the limitation in Section 3 of this Agreement, if applicable.

         6. Change in Control. As of the effective date of any "Change in Control," as defined below, the Option shall become fully vested and shall be exercisable (subject to Section 3 of this Agreement) as follows: If a Change of Control occurs prior to January 30, 2000, then 20,000 shares shall vest; if a Change of Control occurs after January 30, 2000 and prior to March 30, 2000, then 40,000 shares shall vest; if a Change of Control occurs after March 30, 2000 and prior to June 30, 2000, then 80,000 shares shall vest; if a Change of Control occurs after June 30, 2000, then all 80,000 shares shall vest.

         For this purpose, a "Change in Control" of shall be deemed to have occurred if the conditions set forth in any one or more of the following paragraphs shall have been satisfied:

                  (a) Any Person other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of Shares of the Company, or other than a Person whose stock ownership is approved by a vote of two-thirds (2/3) of the Directors who are not affiliated with such Person), becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (b) During any period of two consecutive fiscal years, individuals who at the beginning of such period constitute the Board of Directors (and any new Director, whose election the Board of Directors was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election was previously so approved), cease for any reason to constitute a majority thereof; or

                  (c) The stockholders of the Company approve (a) a plan of complete liquidation of the Company; or (b) an agreement for the sale or disposition of all or substantially all the Company's assets; or (c) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation; or

                  (d) The Board of Directors agrees by a two-thirds (2/3) vote, that a Change in Control of the Company has occurred.

         However, in no event shall a Change in Control be deemed to have occurred, with respect to an Optionee, if that Optionee is part of a purchasing group which consummates the Change in Control transaction. An Optionee shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Optionee is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 3% of the shares of the purchasing company; or (ii) ownership or equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors of the Company).

          7. Rights Not Conferred. The Option shall not be affected by any change in the nature of the Optionee's employment with the Company so long as the Optionee continues to be employed by the Company. Nothing contained in this Agreement shall confer upon the Optionee any right with respect to continuance of employment or other relationship with the Company or interfere in any way with the right of the Company to terminate the employment of the Optionee at any time.

         8. Nontransferability. The Option shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative.

         9. No Rights as a Stockholder. The Optionee shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the Option prior to the date of issuance to the Optionee of a certificate or certificates for such shares.

         10. Option Subject to this Agreement. The granting of the Option is being made pursuant to this Agreement and the Option shall be exercisable only in accordance with the applicable terms of this Agreement. The Agreement contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to the Option.

         11. Adjustments in Event of Change in Common Stock. In the event of any increase or decrease in the number of shares of issued Common Stock of the Company resulting from a subdivision or consolidation of shares whether through reorganization, payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company, distribution of assets to stockholders or the assumption and conversion of outstanding options in an acquisition of the Company, the number and kind of shares subject to the Option, and the Option Price may be appropriately adjusted consistent with such change in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to or available for the Optionee; provided, however, that no adjustment in the number of shares subject to the Option shall be made, except in the event that such adjustment, together with all respective prior adjustments that were not made as a result of this provision, involve a net change of more than 10%.

         12. Withholding of Taxes. Upon the exercise of an Option, the Company may deduct any Federal, state or local taxes required by law to be withheld with respect to such exercise. Any holder of an Option may elect to surrender shares of Common Stock previously acquired by the holder or to have the Company withhold shares that would have otherwise been issued to the holder pursuant to the exercise of an Option, the number of such withheld or surrendered shares to be sufficient to satisfy all or a portion of the income tax liability that arises upon such exercise.

         13. Severability. If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected and shall remain in full force and effect in such jurisdiction, and any such invalid or unenforceable provision shall not be considered invalid or unenforceable in any other jurisdiction.

         14. Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties.


         15. Administration. The Agreement shall be administered by a Committee consisting of two or more members of the Board of Directors of the Company who are appointed from time to time by said Board of Directors (the "Committee"). Subject to the express provisions of the Agreement, the Committee shall have the power to interpret the Agreement, to prescribe, amend and rescind rules and regulations relating to the Agreement, to determine the terms and provisions of Optionee's individual option agreements (which need not be identical) and to make such other determinations as it deems necessary or advisable in carrying out the administration of the Agreement. All decisions of the Committee on matters within its jurisdiction shall be conclusive and binding. To the extent required to comply with the relevant provisions of Rule 16b-3 under the Securities Exchange Act of 1934, each member of the Committee shall qualify as a "non-employee director," as defined in Rule 16b-3 or in any successor definition adopted by the Securities and Exchange Commission. No member of the Board of Directors or the Committee shall be liable for any action taken or determination made in good faith.

         16.      Other Definitions.
                  -----------------

                  (a) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934.

                  (b) "Common Stock" shall mean the Company's $0.01 par value common stock.

                  (c) "Person"  shall have the meaning  ascribed to such term in
         Section 3(a)(9) of the Securities Exchange Act of 1934 and used in Sections 13(d) and 14(d) thereof, including a group defined in Section 13(d).